UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016
  NZCH Corporation
(Exact name of registrant as specified in its charter)

Nevada	76-0571159
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
450 Park Avenue, 29th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)
(212) 906-8555
(Registrant’s telephone number, including area code)
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 28, 2016, the Board of Directors (the “Board”) of NZCH Corporation (the “Company”) amended and restated the Company’s by-laws to allow the Board to set the date of the annual meeting of stockholders by resolution of the Board.

The foregoing description of the amended and restated by-laws does not purport to be complete, and is qualified in its entirety by reference to the full text of the Second Amended and Restated By-Laws as set forth in Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

3.2	Second Amended and Restated By-Laws of NZCH Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NZCH CORPORATION

By: /s/ John McKeown
Name: John McKeown
Title: Senior Vice President and Treasurer

Dated: June 28, 2016